SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): September 9, 2003


                         VOLT INFORMATION SCIENCES, INC.
             (Exact Name of Registrant as Specified in Its Charter)



          New York                         1-9232                13-5658129
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(State or Other Jurisdiction            (Commission          (I.R.S. Employer
      of Incorporation)                 File Number)         Identification No.)



560 Lexington Avenue, New York, New York                             10022
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (212) 704-2400
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              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 7.    Financial Statements and Exhibits.
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         (a) Financial statements of business acquired:

                  Not applicable.

         (b) Pro forma financial information:

                  Not applicable.

         (c) Exhibits:

                  99.1 Volt Information Sciences, Inc. Press Release dated September 9, 2003.

Item 9.  Regulation FD Disclosure (Information is Being Provided Under Item 12).
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         This information, furnished under "Item 9. Regulation FD Disclosure,"
is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with Securities and Exchange Commission Release No. 33-8216. The information in this Form 8-K, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

         On September 9, 2003, the Company issued a press release announcing its results of operations for the third quarter of its fiscal year ended August 3, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.



                                S I G N A T U R E

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         VOLT INFORMATION SCIENCES, INC.


September 9, 2003        By:  /s/ James J. Groberg
                              --------------------------------------------------
                              James J. Groberg, Senior Vice President


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                                  EXHIBIT INDEX
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Exhibit
Number     Description
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99.1       Volt Information Sciences, Inc. Press Release dated September 9, 2003


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